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                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 02:00 PM 03/18/1994
                                                             944044339 - 2384265



                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                            HEALTHCARE PARTNERS, L.P.



It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the "Partnership") is HEALTHCARE PARTNERS, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

                  3. The names and addresses of the general partners of the Partnership are as follows:

                     NAME                             ADDRESS
             CFHF PARTNERS, L.P.                      1525 LOCUST STREET
                                                      17TH FLOOR
                                                      PHILADELPHIA, PA  19102
         TOWERS FINANCIAL CORPORATION                 417 FIFTH AVENUE
                                                      NEW YORK, NY  10016


The undersigned, general partners of the Partnership, executed this Certificate of Amendment on March 18, 1994.


                                    By:   /s/ John Hall
                                          --------------------------------------
                                          John Hall, President of CFHF, Inc.
                                          General Partner of CFHF Partners, L.P.


                                    By:   /s/ Alan Cohen
                                          --------------------------------------
                                          Alan Cohen, Trustee
                                          Towers Financial Corporation